UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by NI Holdings, Inc. (the “Company”) on October 10, 2025 (the “Original Form 8-K”), which disclosed, among other things, the appointment of Cindy L. Launer, a member of the Company’s Board of Directors, as the Company’s Chief Executive Officer effective October 10, 2025. At the time of the filing of the Original Form 8-K, the Company’s Board of Directors had not yet determined the terms of Ms. Launer’s compensation in connection with her appointment as Chief Executive Officer. The Company is filing this Amendment to disclose Ms. Launer’s compensation for her service as Chief Executive Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission on October 10, 2025, the Company appointed Cindy L. Launer, a member of the Company’s Board of Directors, as the Company’s President and Chief Executive Officer, effective October 10, 2025.

In connection with the foregoing, the Company’s Board of Directors determined on October 24, 2025, that from October 10, 2025 to the end of the year, Ms. Launer’s compensation as the Company’s President and Chief Executive Officer will consist of the following: (a) pro rata portion of annual base salary of $750,000, (b) short-term incentive with a target payout of $150,000, and (c) a grant of $187,500 of restricted stock units with a standard 3-year vesting schedule, to be granted to Ms. Launer following the opening of the Company’s next trading window.

The Board of Directors further determined that, starting on January 1, 2026, Ms. Launer’s compensation will consist of (a) annual base salary of $750,000, (b) annual short-term incentive with a target payout equal to 80% of base salary (with payout percentages of 50% on threshold, 80% on target, and 140% on stretch), and (c) annual long-term equity incentive equal to 100% of base salary with a standard 3-year vesting schedule.

Additionally, the Company will reimburse Ms. Launer for moving expenses and provide short-term housing until she relocates to her new residence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: October 29, 2025	By:	/s/ Matthew J. Maki
Matthew J. Maki
Chief Financial Officer